EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS

(Unaudited)

	FOR THE THREE MONTHS ENDED
	MARCH 31, 2008

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$ 17.4	$ 6.9
ATWOOD EAGLE	14.9	10.2
ATWOOD FALCON	16.7	5.9
ATWOOD SOUTHERN CROSS	26.5	8.7
ATWOOD BEACON	11.6	5.0
VICKSBURG	14.8	4.4
SEAHAWK	8.6	7.7
RICHMOND	3.0	2.9
OTHER	-	0.1
	113.5	51.8

	FOR THE SIX MONTHS ENDED MARCH 31,
	2008	2007
		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD SOUTHERN CROSS	$ 46.8	$ 16.3
ATWOOD HUNTER	46.1	14.5
ATWOOD FALCON	33.9	11.4
VICKSBURG	28.7	8.8
ATWOOD EAGLE	27.2	20.1
ATWOOD BEACON	22.2	9.4
SEAHAWK	15.8	16.3
RICHMOND	3.9	4.7
OTHER	-	1.4
	224.6	102.9